Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 009
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the LNC Employees’ 401(k) Savings Plan (the “Plan”) is a summary only; a detailed Plan document can be obtained from Lincoln National Corporation (“LNC” or the “Employer”) Human Resources. The Plan is administered by the LNC Benefits Committee (the “Plan Administrator”) and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan may be amended periodically in order to comply with changes in applicable laws and to make changes in Plan administration.

Eligibility
The Plan is a contributory, defined contribution plan that covers substantially all employees of the Employer and certain of its subsidiaries who meet the conditions of eligibility to participate as defined by the Plan document.

Contributions
Participants may contribute up to 75% of their pre-tax annual eligible compensation, as defined by the Plan, subject to annual individual deferral limitations as determined by the Internal Revenue Service (“IRS”). All newly hired or rehired employees are automatically enrolled in the Plan with pre-tax contributions being made at the rate of 6% of eligible earnings. A participant may elect to not participate in the Plan or change the pre-tax contribution rate from 6%. A participant may also elect to make Roth 401(k) contributions to the Plan. Roth 401(k) contributions are includable in the participant’s gross income at the time of deferral and must be irrevocably designated as Roth 401(k) contributions. Participants who have attained age 50 before the end of the Plan year are eligible to make catch-up contributions, as determined by the IRS and ERISA. Participants may also contribute amounts representing distributions from other qualified defined benefit or defined contribution plans (“rollover”).

Employer contributions are made to the Plan. The basic Employer match is $1.00 for each $1.00 that a participant contributes each pay period, up to 6% of eligible earnings. The Employer “Core” contribution is 4% of eligible earnings and is contributed to each eligible employee regardless of whether the employee elects to defer earnings into the Plan. The Employer Core contribution is applied to eligible earnings on an annual basis. Participants receive the Employer Core contribution the following year based on prior year eligible earnings. In order to be eligible for the Employer Core contribution, participants must be actively employed as of the last day of the last pay period of the Plan year. In the event of termination due to death, disability, job elimination, retirement or transfer to full-time agent status, the Employer Core contribution will be based on eligible earnings up to the termination date.

Investment Options
Participants direct the investment of their contributions into various investment options offered by the Plan. Employer contributions are invested in the same manner as participant elective contributions. The Plan currently offers various mutual funds, collective investment trusts, a guaranteed investment contract issued by The Lincoln National Life Insurance Company (“LNL”), and LNC common stock as investment options for participants. In addition, participants have the option of utilizing a self-directed brokerage account (“brokerage account”), through which participants are able to invest in a variety of securities including mutual funds, common stock or cash and invested cash.

Participant Accounts
Separate accounts are maintained for each participant. Each participant’s account balance is credited with the participant’s contributions and any rollovers, the Employer contributions, and an allocation of the Plan’s investment income or losses based upon the participant’s election of investment options.

Vesting
Participants’ pre-tax contributions, Roth 401(k) contributions, Employer match contributions and earnings thereon are fully vested at all times. Participants eligible for the Employer Core contributions are fully vested in such contributions after two years of service. Regardless of years of service, a participant’s unvested interest in their Employer Core contributions shall become fully vested if employment terminates due to death, disability, involuntary termination other than for cause, or on or after attainment of normal retirement age, which is 55.

Forfeitures
Upon a participant’s termination, the unvested portion of the participant’s account is forfeited. Forfeited non-vested amounts may be used to reduce future Employer contributions or pay administrative expenses of the Plan. During the year ended December 31, 2025, forfeitures of $345,000 were used to reduce Employer contributions, and forfeitures of $211,192 were used to pay administrative expenses of the Plan. As of December 31, 2025 and 2024, unallocated forfeitures were $78,234 and $46,846, respectively.
Notes Receivable from Participants
Participants may borrow from their accounts a minimum of $500 up to a maximum equal to the lesser of 50% of the participant’s vested account value or $50,000, reduced by the highest outstanding loan balance in the previous 12-month period. An origination fee of $50 is deducted from the loan amount when participants take out a loan from their account. Loan terms range from 1 to 5 years or up to 20 years for the purchase of a principal residence. Principal and interest are paid ratably through payroll deductions. Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest. Participants may have two notes outstanding at any given time. Participant loans bear interest at a rate commensurate with prevailing rates for loans of a similar type as determined by the Plan Administrator. Interest rates on outstanding participant loans ranged from 3.25% to 9.50% with maturities through 2045 as of December 31, 2025.

Benefit Payments
Upon termination, a participant may elect to receive a lump-sum amount equal to the participant’s vested interest in his or her account balance, an installment option if certain criteria are met, or a systematic withdrawal option in the form of a series of periodic payments; in case of death, the participant’s beneficiary makes that election. Participant accounts with vested balances of less than $1,000 as of any valuation date are distributed as a lump sum under the terms of the Plan, without the participant’s consent, unless the participant has made a timely rollover election to an Individual Retirement Account or other qualified arrangement.

The Plan allows for in-service withdrawals. The Plan also allows for hardship withdrawals from a participant’s pre-tax contributions and Roth 401(k) contributions.

Plan Termination
Although it has not expressed any intent to do so, the Employer has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, all non-vested participant account balances would become fully vested.